                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): October 13, 2000

                                   MOSLER INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     0-18054                      31-1172814
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENT)

                               8509 Berk Boulevard
                             Hamilton, OH 45015-2213
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 870-1900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5 OTHER MATTERS

         The registrant is in the process of analyzing its financial information through September 30, 2000. The outcome of this process may result in additional or revised disclosure in the Company's Annual Report on Form 10-K. For these reasons until such analysis can be completed, the Registrant does not believe it is possible to file any portion of its Annual Report on Form 10-K within the extension period granted under form 12B-25. The Registrant intends to file its Form 10-K immediately upon completing this process.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                 DATED this 13th day of October, 2000

                                     MOSLER INC.

                                     By:  /S/  Robert Crisafulli
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer